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                                                                    EXHIBIT 10.7






                        MASTER EQUIPMENT LEASE AGREEMENT

                                  DATED AS OF

                                FEBRUARY 1, 2000

                                    BETWEEN

                     RELATIONAL FUNDING CORPORATION, LESSOR

                                      AND

                      COSINE COMMUNICATIONS, INC., LESSEE






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                        MASTER EQUIPMENT LEASE AGREEMENT

THIS MASTER EQUIPMENT LEASE AGREEMENT ("Master Lease") is between RELATIONAL FUNDING CORPORATION, an Illinois corporation having its principal place of business at 3701 Algonquin Road, Suite 450, Rolling Meadows, Illinois 60008-3118 ("Lessor"), and COSINE COMMUNICATIONS, INC., a California corporation having its principal place of business at 3200 Bridge Parkway, Redwood City, California 94065 ("Lessee").

Lessor, by its acceptance hereof, agrees to lease to Lessee, and Lessee agrees to lease from Lessor, in accordance with the terms and conditions hereinafter set forth, the equipment and features, together with all replacements, parts, repairs, additions, attachments and accessories incorporated therein (collectively called the "Equipment" and individually called a "Unit") described in each related equipment schedule ("Schedule") which is executed from time to time by Lessor and Lessee. Each Schedule shall refer to and incorporate by reference this Master Lease and, when signed by Lessor and Lessee, shall constitute a separate lease ("Lease") for the Equipment therein described on the terms and conditions stated therein and on the terms and conditions stated in this Master Lease. To the extent that any term or condition contained in any Schedule conflicts with any term or condition contained herein, the terms and conditions contained in such Schedule shall govern and prevail over the terms and conditions contained herein as to said Schedule.

SECTION 1. DEFINITIONS.

(A) "Base Term" shall mean the full consecutive calendar months set forth on the Schedule commencing with and including the month in which the Base Term Date shall occur. The Lease may be terminated by either Lessor and Lessee at the end of said Base Term, provided not less than ninety (90) days prior written notice of such termination is delivered to the other party, otherwise the Lease shall remain in full force and effect. Thereafter, the Lease may be terminated by either Lessor or Lessee at the end of any month provided not less than ninety (90) days prior written notice of such termination is delivered to the other party by the party desiring termination. Periods of each such extension of the Base Term of a Lease shall not be less than ninety (90) days.

(B) "Base Term Date" shall mean the day of the month coincident with (a) the date of installation by the manufacturer or manufacturers of the Equipment (collectively, the "Manufacturer") and acceptance by the Lessee of all Units or
(b) the date set forth on the related Schedule as "Base Term Date", whichever shall later occur. If such date is on a day other than the first day of a month, the Base Term Date shall be the first day of the first month after such date.

(C) "Commencement Date" shall mean the earlier of (i) the date upon which the first Unit shall have been installed, and certified by the Manufacturer as ready for Lessee's first use, or (ii) the date upon which the first Unit shall have been accepted by the Lessee.

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(D)  The terms "BASE RENT", "OVERDUE RATE", "BASE RENT DATES", and "STIPULATED
LOSS VALUE" shall have the meaning, if any, set forth in each Schedule.

SECTION 2. TERM OF LEASE The term of this Master Lease shall commence on the date accepted by Lessor and shall continue until the date of expiration or termination of the term, or any renewal thereof, of all Leases. The term of a Lease ("LEASE TERM") shall commence upon the Commencement Date and shall continue in full force thereafter until the Lease is terminated by Lessee upon not less than ninety (90) days prior written notice to Lessor; provided, however, that: (A) a Lease shall in no event be terminated as to any Unit prior to the last day of the last full calendar month of the Base Term; and (B) that the Lease has not been earlier terminated by Lessor as hereinafter provided. Any notice of termination given by Lessor or Lessee may not be withdrawn without the written consent of the other party.

SECTION 3. RENTAL CHARGES & TAXES The Base Rent for Equipment shall commence on the Base Term Date and shall be due and payable, together with all other amounts arising under the related Lease which are then due and payable by Lessee (collectively "Additional Rent"), at Lessor's address set forth above, or such other address as Lessor may designate in writing, without notice or demand, on the Base Rent Dates and thereafter until the Equipment is returned to Lessor in accordance with the return provisions contained herein. In addition, Lessee shall pay as prorata rent on the Base Term Date one-thirtieth (1/30) of the Base Rent for each day from, and including, the Commencement Date (but not earlier than the 15th of the month in which the Commencement Date occurs), and excluding, the Base Term Date.

Lessee covenants and agrees to pay, and discharge before the same become due, to the appropriate taxing authority all taxes, fees and other charges of any nature whatsoever (together with any related interest, fines or penalties collectively, "IMPOSITIONS") now or hereafter imposed, assessed or payable during the Lease Term (excepting only federal, state and local taxes measured solely by the net income of Lessor or any franchise tax upon Lessor measured by Lessor's capital, capital stock or net worth) by any federal, state, county or local government or taxing authority upon or with respect to: (i) any Unit;
(ii) the leasing, ordering, purchase, sale, ownership, use, operation, return or other disposition of any Unit; (iii) the Base Rent or Additional Rent for each Unit; (iv) the leasing of any Unit. Lessee shall, to the extent permitted by law, cause all Impositions to be billed to Lessee. Lessee shall, at its expense, timely file all forms and returns and timely do all things required to be done in connection with the levy, assessment and payment of any Impositions. Upon Lessor's request, Lessee shall submit written evidence to Lessor of the payment of all Impositions required to be paid by Lessee hereunder promptly after such payment. If Lessor pays any Imposition, Lessee shall, when billed by Lessor, reimburse Lessor for any such payment and any reasonable expenses incurred in the preparation and filing of any tax returns relating to such Imposition. Lessee shall inform Lessor as to any governmental jurisdiction imposing personal property taxes on ownership or use of the Equipment, and as to the amount of such taxes.

Lessee's obligation to pay all amounts due and to become due under any Lease shall be absolute and unconditional and shall not be subject to any abatement, reduction, defense, counterclaim, set-off,

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or recoupment, including without limitation any present or future claim against
Lessor, the Manufacturer, or any other person or entity; and the respective obligations and rights of Lessee and Lessor and its assignees under Leases shall not terminate or diminish for any reason, including without limitation any defect in, or any destruction or loss of use of, any Unit.

Section 4. USE OF EQUIPMENT. Each Unit shall be kept by Lessee in its sole possession and control and will be used only by Lessee's qualified employees in compliance with: (A) all applicable laws, statutes and regulations; (B) the Manufacturer's expressed warranties, specifications and anticipated use of the Equipment; and (C) the terms of the insurance policies pertaining to the Equipment and its use. Each Unit will at all times be located at the location stated in the related Schedule and will not be removed therefrom without (a) providing Lessor with prior written notice and (b) executing reasonable documentation required by Lessor to protect and perfect Lessor's interests in the Equipment. All costs and expenses of every nature that may be incurred in connection with the permitted movement of the Equipment between locations shall be borne by Lessee. Lessee will not make, or permit to be made any alteration or addition to the Equipment (other than manufacturer's approved engineering changes) without the prior written consent of Lessor, such consent not to be unreasonable withheld. Lessee may make functional improvements in the Equipment which do not diminish or impair the function or value of the Equipment, provided that prior to returning the Equipment to Lessor, Lessee (a) returns any improvements made to the Equipment to Lessor and conveys good and marketable title to any such improvements to Lessor if said improvements were leased by Lessor or (b) if said improvements were not provided to Lessee by Lessor, removes said improvements and restores the Equipment to its original value, function and configuration, ordinary wear and tear excepted. Lessor shall not be liable for any loss, damage or expense of any kind or nature whatsoever and howsoever, directly or indirectly, caused (including, without limitation, any loss of business) by: (i) any Unit; (ii) the use, maintenance, repair, service or adjustment thereof; (ii) any delay or failure to provide any maintenance, repair, service or adjustment thereto; or (iv) any interruption of service or loss of use thereof.

Section 5. LOSS OR DAMAGE TO EQUIPMENT AND INSURANCE. Lessee shall be responsible for, and assumes the entire risk of the Equipment being lost, damaged, destroyed, stolen or otherwise rendered unfit or unavailable for use ("EVENT OF LOSS") from the date of its shipment to Lessee until the date of return to, and receipt of possession by, Lessor. Upon the occurrence of an Event of Loss to any Unit, Lessee shall give Lessor immediate notice thereof and the Lease to which such Equipment is subject shall continue in full force and effect without abatement in the Base Rent applicable thereto. Lessee shall determine, and notify Lessor, within thirty (30) days after the date of the occurrence of such Event of Loss whether such Unit can be repaired. In the event Lessee determines that such Unit can be repaired, Lessee shall, prior to expiration of the Base Term and at its expense, cause such Unit to be promptly repaired. If any Unit is lost, destroyed, stolen, damaged beyond repair or rendered unfit or unavailable for use for a period of time extending beyond the date of expiration of the applicable Base Term, Lessee shall, within thirty (30) days of such Event of Loss, pay to Lessor on the next Base Rent Date an amount equal to the percentage set forth in the Stipulated Loss Value Schedule attached to the related Schedule opposite the applicable Base Rent Date multiplied by Lessor's cost of such Unit. Upon receipt by Lessor of such payment, and all other

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amounts then due and payable by Lessee to Lessor pertaining to said Unit,
Lessee's obligation to pay further Base Rent for such Unit shall cease and Lessor shall transfer all of its right, title and interest in said Unit to Lessee, free and clear of all liens and encumbrances created or incurred by Lessor or parties claiming by or through Lessor, but the Lease shall continue in full force and effect as to all remaining Equipment subject to the Lease.

Lessee shall, at its sole expense, cause the Equipment to be insured by insurance companies reasonably acceptable to Lessor against all risks of loss or damage for the Lease Term for not less than the greater of the replacement or insurable values of the Equipment and shall carry comprehensive general liability and property damage insurance in amounts of not less than $1,000,000.00 per occurrence covering Lessee, the Equipment and its use. Lessee shall cause Lessor to be provided with Certificates of Insurance, and other reasonable evidence of insurance coverage in form acceptable to Lessor, which names Lessor, and any assignee of Lessor's right, title or interest in the Equipment or the Lease ("Lessor's Assignee"), as loss payees and additional insureds, as their interests may appear in the Lease. Lessee shall timely pay the premiums for all insurance coverage and shall deliver evidence thereof to Lessor, together with industry-standard loss payable endorsements thereon whereby each insurer agrees that it will give to Lessor: (A) not less than thirty (30) days prior written notice of cancellation or material alteration in said coverage; and (B) the right to make payment of premiums without obligation. The proceeds of such insurance, at the option of Lessor, shall be applied to the replacement, restoration or repair of the Equipment, or to payment of the obligations of Lessee under the related Lease. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks or drafts for, loss or damage under any said insurance coverage.

SECTION 6. MAINTENANCE AND RETURN. Lessee shall, at its expense: (A) unless expressly otherwise consented to by Lessor, as to any material Unit obtain and keep in full effect, throughout the term of a Lease, a contract from the Manufacturer (or other maintenance organization authorized by Manufacturer) if such contracts are reasonably available at the manufacturer's then standard rates from said parties providing for not less than standard service, including parts, maintenance service and repairs and, at the request of Lessor, provide Lessor with a copy thereof; (B) otherwise maintain the Equipment up to the standards set by the Manufacturer and in good working order and appearance, ordinary wear and tear excepted; (C) supply all parts, supplies, utilities and a suitable installation site, necessary for the proper operation of the Equipment as specified by the Manufacturer; and (D) make all reasonably necessary or recommended adjustments, engineering changes and repairs thereto. Upon reasonable notice, Lessee will grant access to the Equipment, and all records relating to the use and maintenance thereof, subject to Lessee's reasonable security requirements, to Lessor, Lessor's Assignee, their agents and the organization providing maintenance services for the Equipment during normal working hours for inspection, repair, maintenance, installation or required engineering changes and for any other reasonable purposes. Lessee shall promptly notify Lessor of all details concerning any accident arising out of the alleged or apparent improper manufacture, functioning or operation of any Unit. Lessee will at all times cooperate with the Manufacturer so as to permit the prompt installation of all engineering changes to the Equipment as and when reasonably determined necessary or desirable by the Manufacturer. Upon receipt of


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written request from Lessee, and so long as the related Lease shall remain in force, Lessor shall take all reasonable action requested by Lessee to enforce any manufacturer or vendor warranty, express or implied, issued or applicable to the Equipment, which is enforceable by Lessor in its own name, provided, however, that Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all reasonable expenses in connection therewith. Similarly, if any such warranty shall be enforceable by Lessee in its own name, Lessee hereby agrees upon receipt of written request from Lessor and so long as the related Lease shall remain in force, to take all reasonable action requested by Lessor to enforce any such warranty, provided, however, that Lessee shall not be obligated to resort to litigation to enforce any such warranty unless Lessor shall pay all expenses in connection therewith. Lessor hereby assigns to Lessee any warranty rights which Lessor may have against the Manufacturer, to the extent such warranty rights are assignable. With respect to such warranty rights as are not assignable, Lessor hereby appoints Lessee as its agent and attorney-in-fact for the purpose of enforcing such warranty rights at Lessee's expense.

Before a Lease shall be terminated and the Equipment has been deemed to have been returned to Lessor, Lessee shall have given notice to Lessor of Lessee's intention to return the Equipment as provided herein and shall give additional notice to Lessor in the event the Equipment is not returned in accordance with the prior notice, and shall, at Lessee's sole cost and expense, cause the Equipment to be certified for a continuing standard maintenance agreement at standard pricing by the Manufacturer) if such agreements are available from Manufacturer and applicable in the reasonable judgment of Lessor, deinstall and pack each Unit separately in the original boxes or crates in accordance with the Manufacturer's specifications and deliver every Unit to Lessor, clean and in the same condition as when delivered to Lessee by the Manufacturer, ordinary wear and tear excepted in addition to any specific return provisions contained in the applicable Schedule, at such location as Lessor shall designate within the United States or, in the case of computer equipment, Ontario, Canada, provided that Lessor shall prepare and bear the cost of all documents, duties, fees and taxes incurred in transporting the Equipment into Canada.

SECTION 7. TITLE. Each Unit shall remain personal property of, and title thereto shall remain in, Lessor or Lessor's Assignee exclusively. Lessee shall have only a leasehold right to use the Equipment in accordance with the terms and conditions of this Master Lease as it relates to a Lease and shall have no other right, title or interest in or to, or right to purchase or otherwise acquire title to or ownership of, a Lease or any Unit subject thereto, except as may be expressly set forth in the related Schedule. All accessions, substitutions, replacement parts and additions (including, without limitation, all feature additions or model changes, as those terms are defined by the Manufacturer) incorporated in or affixed to the Equipment shall be the property of Lessor, provided however, that prior to returning the Equipment to Lessor, Lessee may remove any such accessions, substitutions, replacement parts or additions which are not leased to Lessee by Lessor if such removal can be made without causing material damage to the Equipment and that Lessee restores the Equipment to its original configuration, value and function, ordinary wear and tear excepted. At its expense, Lessee shall immediately notify Lessor of any pending or threatened claim of, and protect and defend Lessor's good and marketable title to the Equipment against, all persons claiming against or through Lessee and keep the Equipment free from any claim, legal process or encumbrance whatsoever.



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including without limitation, liens, attachment, levies and executions (except any placed thereon by or through Lessor or Lessor's Assignee and except for Permitted Liens). Lessee indemnifies Lessor against, and shall not create, incur, assume or suffer to exist, any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever (except any placed thereon by or through Lessor or Lessor's Assignee and except for Permitted Liens) upon, affecting or regarding the Equipment or the related Lease, or any interest of Lessor or Lessor's Assignee. For the purposes of this Lease, the term "Permitted Lien" shall mean: (i) liens for taxes or for other governmental charges either not yet due or being contested in good faith by Lessee and (ii) materialmens', mechanics', artisans', workmens', repairmens', employees', or other like liens arising in the ordinary course of business, which either are not delinquent or are being contested in good faith by Lessee, provided that any such Permitted Lien shall be, to the extent necessary, bonded against or shall not otherwise effect Lessor's right, title or interest in the Equipment. Upon Lessor's request, Lessee shall execute, or cause to be executed by any other party, and deliver to Lessor such further instruments or assurances as Lessor reasonably deems necessary or advisable for the confirmation or perfection of Lessor's right, title or interest hereunder. In order to perfect Lessor's security interest in the Equipment in the event a Lease is determined to be a security agreement, Lessee authorizes Lessor, at Lessee's reasonable expense, to cause the Lease, or any statement or other instrument reflecting Lessor's interests in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded, or re-filed or re-recorded, and Lessee grants Lessor the right to execute any such statement or instrument on behalf of Lessee. Lessee agrees to pay, or reimburse Lessor, for any searches, filing, recording or stamp fees, expenses or taxes arising from the filing or recording of any such instrument or statement. Lessee represents and warrants that the Equipment is, and at all times be and remain, personal property and not a fixture notwithstanding the manner in which any Unit may now be, or hereafter become, affixed to real property or any improvement thereon. If Lessor provides Lessee with labels, Lessee shall affix labels to any and all Units, shall keep the same affixed in a prominent place and shall not permit said labels to be removed or concealed.

SECTION 8. DISCLAIMER OF WARRANTIES. LESSOR MAKES NO DIRECT OR INDIRECT WARRANTIES, GUARANTIES OR REPRESENTATIONS, EXPRESSED OR IMPLIED, OF ANY KIND OR NATURE WHATSOEVER, WITH RESPECT TO THE EQUIPMENT INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY, VALUE, QUALITY, CONDITION, CAPACITY, DESIGN, MATERIAL, WORKMANSHIP, SUITABILITY FOR LESSEE'S PURPOSE, FITNESS FOR A PARTICULAR PURPOSE, COMPLIANCE WITH REQUIREMENTS OF ANY APPLICABLE LAW, RULE, SPECIFICATION OR CONTRACT, PATENT OR TRADEMARK INFRINGEMENT OR PATENT DEFECTS OR, WITH RESPECT TO THE LEASES, TREATMENT OF ANY LEASE FOR TAX OR ACCOUNTING PURPOSES. Lessee selected the Equipment, its size and design and, as between Lessor and Lessee, Lessee leases the Equipment in "as is" condition. Lessor shall in no event be responsible or liable for any damages, including without limitation, direct, indirect, special, incidental or consequential damages or losses of business or profits, resulting from or relating to the Lease, the Equipment or any products manufactured thereby. Further, notwithstanding Lessor's acceptance of any order or supplemental order, Lessor is not the Manufacturer or its agent and shall not be responsible or liable for any such damages or losses,

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restitution, specific performance or other remedy in the event Manufacturer or any vendor of the Equipment fails to timely deliver any Unit to Lessor or Lessee for any reason or in any manner or respect breaches or fails to perform its contract with Lessor.

SECTION 9. TRANSPORTATION AND INSTALLATION. Lessee shall pay all costs of transportation, rigging, drayage, in-transit insurance, installation, deinstallation and other charges related to delivery of the Equipment to and from Lessee.

SECTION 10. NO WAIVER. Time is of the essence and Lessor's failure or delay at any time to require strict performance by Lessee of any of the provisions of a Lease shall not diminish or waive Lessor's right to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other contemporaneous or subsequent default. Lessor's rights under a Lease are cumulative and not exclusive and may be exercised successively or concurrently and in addition to any rights or remedies available at law or in equity.

SECTION 11. QUIET ENJOYMENT. Lessor warrants to Lessee that Lessee shall be entitled to quietly hold, possess and use the Equipment subject to the terms of this Lease so long as no Event of Default has occurred and is continuing, without interference by Lessor, Lessor's Assignee, their creditors or any other person claiming through, under or against Lessor or Lessor's Assignee.

SECTION 12. DEFAULT AND REMEDIES. The occurrence of any one of the following events ("EVENT OF DEFAULT") shall constitute a default under any Lease: (A) Lessee fails to pay Base Rent or Additional Rent on or before five (5) business days after the date upon which said amounts are due; (B) any information, representation, warranty or financial statement is false or misleading in any material respect as of the date it was given to Lessor by or on behalf of Lessee; (C) Lessee fails to observe or perform any term, condition, obligation, agreement or covenant set forth in the Master Lease or any Lease and such failure continues for a period of thirty (30) days after written notice thereof is given to Lessee; (D) Lessee assigns a Lease or sells, transfers, removes, encumbers, subleases, lends, abandons or parts with possession of any Unit, or attempts to do, or suffers or permits, any of the foregoing, except as expressly consented to by Lessor; (E) Lessee or any guarantor of Lessee's obligations to Lessor ("GUARANTOR") ceases doing business as a going concern or mergers with, or a substantial portion of Lessee's assets are acquired by, any other entity;
(F) Lessee or any Guarantor, or their shareholders or partners, take any act of dissolution or liquidation; (G) Lessee or any Guarantor (i) becomes insolvent,
(ii) fails or admits in writing its inability or unwillingness to pay its debts as they become due, (iii) makes an assignment for the benefit of creditors,
(iv) applies for, acquiesces in or consents to the appointment of any receiver, trustee or other custodian for it or any substantial part of its property, or such receiver, trustee or other custodian is appointed without its application or consent and such appointment continues undischarged for a period of sixty
(60) days; (H) any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, dissolution or liquidation proceeding or other law or statute for the relief of debtor's, is commenced in respect of Lessee or any Guarantor and, if such case or proceeding is not commenced by Lessee, it is consented to or acquiesced in by Lessee or any Guarantor, or remains undismissed for more than sixty (60) days, or

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if Lessee or any Guarantor takes any action to authorize, or in furtherance of, any of the foregoing; (I) the occurrence of a material adverse change in the financial condition or general creditworthiness of Lessee or any Guarantor; (J) an Event of Default by Lessee under any other Lease with Lessor; (K) a Unit is seized, attached or levied upon; or (L) if Lessee or Guarantor is a natural person, the death of the Lessee or Guarantor. Upon the occurrence of an Event of Default which is uncured by Lessee within the cure periods set forth above, Lessor may at its option, do any or all of the following:

(a) without notice to Lessee, declare immediately due and payable by Lessee, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loss Value set forth in the related Schedule, which amount, together with all accrued and unpaid payments of Base Rent, Additional Rent and any other sums due and payable for all periods up to and including the date on which Lessor receives the total of such amount, shall be immediately payable by Lessee; (b) at Lessor's option and with notice to Lessee, terminate the Lease in default; (c) regardless of whether the Lease in default is terminated, take possession of any or all Units or render them unusable and, for this purpose, enter upon any premises where any Unit is located without notice, court order or other process of law and without any liability to Lessee or any other party for any damage, loss, cause of action or claim, except for any claims, costs, damages, expenses or liabilities arising from, and to the extent of, the gross negligence or willful misconduct of Lessor or any parties claiming by or through Lessor; (d) regardless of whether the Lease in default is terminated, require Lessee to deliver any or all Units to Lessor in accordance with Section 6 hereof; (e) sell, dispose of, hold, use or re-lease any Unit as Lessor in its sole discretion may determine (without giving preference to any sale, re-lease or other disposition of any Unit or similar equipment owned or lease by Lessor) by public or private disposition; (f) proceed by appropriate court actions at law or in equity to enforce performance by Lessee of the terms and conditions of the Lease or to recover damages from Lessee for any breach thereof.

Upon any sale, re-lease or other disposition of any Unit, Lessor shall apply to all of Lessee's obligations under the defaulted Lease: (x) in the case of a sale, the proceeds of the sale less the estimated fair market value of such Unit as of the end of the Base Term of the Lease; (y) in the case of a re-lease, the present value of the rental due thereunder for a period co-terminus with the scheduled expiration date of the Lease Term or applicable renewal thereof, discounted at the interest rate at which said re-lease is financed; or (z) if the re-lease of the Unit is not financed, Lessee shall receive no credit for the re-lease rents but, instead, shall pay Lessor forthwith all remaining obligations under the defaulted Lease and, upon such payment, Lessor will remit to Lessee such re-lease rents as they are received. Lessee shall be liable for the deficiency balance payable under a defaulted Lease, together with all costs, expenses, losses, and damages, including without limitation, all court costs and reasonable attorneys' fees and reasonable expenses, incurred by Lessor, Lessor's Assignee or any other party in repossessing, moving, reconditioning, selling, re-leasing or otherwise recovering or disposing of any Unit, or in enforcing the terms and conditions of any Lease or Lessor's interests, or the priority thereof, in any Lease or the Equipment. All proceeds of any disposition of the Equipment in excess of Lessee's obligations under the Lease shall be the property of Lessor.

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To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-401 and 2A-402, and Sections 2A-508 through 2A-522 of the Uniform Commercial Code as adopted in the applicable state, provided, however, that the foregoing waiver shall in no event impair or diminish any right or remedy otherwise conferred upon Lessee hereunder. To the extent permitted by applicable law, Lessee further waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages hereunder or which may otherwise limit or modify any of Lessor's rights or remedies hereunder.

SECTION 13. ASSIGNMENT. Lessee acknowledges and agrees that Lessor entered into this Master Lease, and may enter into any Lease, in anticipation of assigning, mortgaging or otherwise transferring its right, title or interest in a Lease and/or the Equipment subject thereto to Lessor's Assignee without notice to, or consent of, Lessee. Accordingly, Lessor and Lessee agree that upon such assignment, Lessee shall: (A) upon Lessor's request, acknowledge such assignment in writing by executing a notice of assignment furnished by Lessor;
(B) promptly pay all Base Rent and Additional Rent to Lessor's Assignee and Lessee's obligation to make such payments shall be absolute and unconditional and shall not be subject to any claim, defense, set-off, deduction, counterclaim or recoupment, including without limitation any present or future claim against Lessor, the Manufacturer or any other person or entity or any defect in, or any destruction or loss of use of, any Unit; (C) not permit the Lease so assigned to be amended or any of the terms or conditions thereof waived without the prior written consent of Lessor's Assignee; and (D) not require Lessor's Assignee to perform any obligation of Lessor under such Lease except the obligation not to breach Lessee's right to quiet enjoyment of the Equipment as set forth in Section 11 hereof. Any Lessor's Assignee may reassign its rights and interests with the same effect as the assignment by Lessor described herein. Lessor shall not be relieved of any of its obligations hereunder by any assignment unless expressly assumed by Lessor's Assignee and consented to by Lessee, which consent shall not be unreasonably withheld.

LESSEE SHALL NOT ASSIGN ITS INTERESTS UNDER ANY LEASE OR TRANSFER OR SUBLEASE ANY UNIT SUBJECT THERETO WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. NO PURPORTED ASSIGNMENT, TRANSFER OR SUBLEASE BY LESSEE SHALL IN ANY MANNER RELIEVE LESSEE OF ANY OF ITS OBLIGATIONS HEREUNDER, AND LESSEE SHALL REMAIN PRIMARILY LIABLE TO PERFORM ALL OF THE TERMS AND CONDITIONS HEREUNDER AND UNDER ALL LEASES NOTWITHSTANDING ANY PURPORTED ASSIGNMENT, TRANSFER OR SUBLEASE.

SECTION 14. LESSEE'S INDEMNIFICATIONS. Lessee indemnifies and saves Lessor harmless from, and agrees to defend Lessor against, any and all claims, actions, proceedings, injuries, deaths, expenses, losses, damages (whether direct, indirect, special, incidental or consequential) and liabilities, including all court costs and reasonable attorneys' fees and reasonable expenses, arising in connection with the Equipment and any Lease, including without limitation, the manufacture, selection, purchase, delivery, possession, use, operation, maintenance, leasing and return of the Equipment, acts of Lessee in failing to maintain the Equipment in good repair or patent, trademark

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
or copyright infringement. Lessee shall promptly notify Lessor of any pending or threatened claim arising from any of the foregoing. Notwithstanding anything contained in this Section 14, Lessee shall not indemnify any party pursuant to this Section 14 for any claims, losses, costs, damages, expenses or liabilities occasioned by, and solely to the extent of, the gross negligence or willful misconduct of such party.

SECTION 15. LESSEE'S PERFORMANCE AND EXECUTION. Lessee represents and warrants to Lessor that (A) the execution and performance of this Master Lease and each Lease hereto has been and will be duly authorized by Lessee and that, upon execution by Lessee and acceptance by Lessor of this Master Lease and each Lease, such Lease will constitute a valid obligation enforceable against Lessee in accordance with its terms, subject to applicable bankruptcy, reorganization or other similar laws affecting the enforceability generally of the rights of creditors or lessors; (B) that neither the execution of this Master Lease, nor any Lease, nor the due performance thereof by Lessee will result in a breach of, or constitute a default under or violation of Lessee's certificate or articles of incorporation or bylaws (or loan, indenture or shareholder agreements to which Lessee is a party); (C) Lessee is duly organized and in good standing under the laws of its jurisdiction of organization and is and will continue to be duly qualified to do business and in good standing in any jurisdiction where any of the Equipment shall be located; (D) the person executing this Master Lease on behalf of Lessee has been, and each person executing a Schedule, at the time of such execution, shall be authorized to do so; (E) any and all financial statements and other information with respect to Lessee furnished by Lessee to Lessor will be, when furnished, and will remain at the time of execution of any Schedule, true and correct in all material respects without any misleading omissions, excepting any changes which have been disclosed in a written notice to Lessor; and (F) to the best of Lessee's knowledge, there are no actions, suits, or proceedings pending before any court, administrative agency, arbitration tribunal or governmental body which will, if determined adversely to Lessee, materially affect its ability to perform its obligations under this Master Lease, each Schedule or any related agreement to which it is a party.

SECTION 16. ADDITIONAL INFORMATION AND CONFIDENTIALITY OF INFORMATION. Lessee shall promptly deliver to Lessor the following documentation as and when requested by Lessor: (A) copies of quarterly financial statements as published in reports filed with the Securities and Exchange Commission or, if none, such financial information, including Lessee's balance sheets and income statements, and such other current financial information with respect to the financial condition and operations of Lessee as Lessor may from time to time reasonably request; (B) a certificate of the resolutions of the board of directors of Lessee duly authorizing or ratifying this Master Lease or any Schedule; (C) a certificate of incumbency setting forth the names and signatures of those persons authorized to execute this Master Lease or any Schedule on behalf of Lessee; (D) use commercially reasonable efforts to obtain landlord's and mortgagee's waivers in form and substance reasonably satisfactory to Lessor and Lessor's Assignee with respect to any promises upon which any Unit is located;
(E) upon the reasonable request of Lessor, an opinion of the legal counsel of Lessee as to the matters set forth in Subsections 15(A) through 15(D) hereof, and as to such other matters as Lessor reasonably may request, which opinion may be provided by Lessee's internal legal counsel; (F) such documentation confirming the


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
execution of any Lease necessary or desirable to effect any assignment, perfect any interest of Lessor or any Lessor's Assignee, or for such other purposes relating to any Lease or any assignment thereof as Lessor may reasonably request; and (G) such additional instruments, information or assurances as Lessor or Lessor's Assignee may reasonably request concerning Lessee in order to enable Lessor to determine whether the covenants, terms and provisions of any Lease have been complied with by Lessee and to confirm and perfect this Master Lease and Lessor's rights hereunder. If such request for documentation is made prior to the delivery of any Unit, receipt by Lessor of such documentation shall be a condition precedent to Lessor's acceptance of the related Lease. Notwithstanding anything contained in this Section 16 to the contrary, Lessor hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential or proprietary information, including without limitation any financial statements and other financial information, provided to Lessor pursuant to this Section 16, provided however, that (a) Lessor may disclose such information received by it to persons within its organization who have a need to know such information in the course of the performance of their duties and to persons in organizations who have a need to know such information in the course of the performance of their duties to provide lease financing or other financial accommodations to Lessor for the purpose of providing financing for transactions between Lessee and Lessor. The obligations of Lessor specified herein shall not apply with respect to any such information to the extent Lessor can demonstrate, by clear and convincing evidence, that such information: (a) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of Lessor; (b) is in Lessor's possession at the time of disclosure otherwise than as a result of Lessor's breach of any legal obligation; (c) becomes known to Lessor through disclosure by sources other than Lessee having the legal right to disclose such information; (d) is independently developed by Lessor without reference to or reliance upon the information provided by Lessee; or (e) is required to be disclosed by Lessor to comply with orders from courts of appropriate jurisdiction, applicable laws or governmental regulations, provided that Lessor provides prior written notice of such disclosure to Lessee and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

SECTION 17. LESSOR'S DISCHARGE OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provision of a Lease, Lessor has the right, but not the obligation, to effect such compliance on behalf of Lessee upon five (5) business days prior written notice to Lessee. In such event, all monies advanced or extended by Lessor, and all reasonable expenses incurred by Lessor in affecting such compliance, shall be deemed to be Additional Rent and shall be paid by Lessee to Lessor on the next Base Rent Date.

SECTION 18. PAST DUE PAYMENTS. Any payment of Base Rent, Additional Rent or Stipulated Loss Value payable to Lessor under a Lease which is not paid when due shall accrue interest until the date of receipt by Lessor of such payment at the rate equal to the lesser of one and one-half percent (1.5%) of such past due amounts per month or any portion thereof, or the maximum rate permitted by applicable law.

SECTION 19. INCOME TAX BENEFITS. This Master Lease has been entered into with the expectation that Lessor shall be entitled to such deductions, credits and other benefits as are provided to an owner of personal property under the Internal Revenue Code of 1986 (the "CODE") including, without limitation, (A) deductions for accelerated depreciation of the Equipment permitted under the Accelerated Cost Recovery System provided for by the Code based upon a five-year useful life, or such other useful life as is specified on the applicable Schedule, employing Accelerated Cost Recovery System for recovery property placed in service after December 31, 1986 ("DEPRECIATION DEDUCTION"); and (B) deductions under Section 163 of the Code in an amount not less than the amount of interest paid or accrued by Lessor on any indebtedness incurred by Lessor in financing its purchase of the Equipment ("INTEREST DEDUCTION") (all such deductions and other benefits, as applicable, collectively referred to hereinafter as the ("DEDUCTIONS"). If, with respect to the Equipment, by reason of any act, failure to act or misrepresentation of Lessee, Lessor shall lose or not have available or there shall be disallowed or recaptured with respect to Lessor, all or any portion of the Deductions for any taxable year of Lessor ("TAX LOSS"), then Lessee shall pay to Lessor and shall indemnify and hold Lessor harmless from any claim against or loss suffered by Lessor arising out of such Tax Loss. With respect to the Interest Deduction and the Depreciation Deduction, the Tax Loss shall be determined by multiplying the sum of the maximum federal and applicable state corporate income tax rates times the amount of the Interest Deduction and the Depreciation Deduction not available to Lessor. With respect to any Tax Loss, all interest, and penalties which may be assessed against Lessor by the federal or any applicable state taxing authority and Lessor's reasonable attorney's fees shall be included. The applicable state corporate income tax rate shall be the rate of the state in which the greatest value of Equipment, based on Lessor's cost of such Equipment, is located. Lessee shall be liable to indemnify Lessor against any Tax Loss only if: (i) Lessor gives Lessee notice that a Tax Loss has occurred; (ii) Lessor permits Lessee, at its expense, to defend Lessor against such Tax Loss in administrative and judicial proceedings (including reasonable suits for refund of taxes erroneously assessed); and (iii) Lessor cooperates fully with Lessee in any such defense. In the event of a successful suit for refund of tax for which Lessee has indemnified Lessor pursuant to this Section, Lessor shall immediately pay over to Lessee in cash an amount equal to the amount of such refund but not more than the amount paid by Lessee to Lessor by way of such indemnity. For purposes of this Section only, Lessor shall include any corporation with which Lessor files a consolidated federal or state income tax return. All of Lessor's rights under this Section 19 shall survive termination of this Lease.

SECTION 20. NOTICES. Any notice or other communication relating to a Lease shall be hand-delivered or mailed by certified mail, return receipt requested, to Lessor or Lessee at its address above shown or at any later address last known to the sender. Any notice or other communication mailed as aforesaid shall be deemed to have been given five (5) days after the date mailed. In the event Lessor terminates any Lease with regard to some Units but not all of the Equipment, Lessor shall advise Lessee in writing of those Units which remain subject to the Lease and the Base Rent payable in respect of such Units. Upon Lessee's receipt of such written notice, such Lease shall, without further action, be deemed amended to the extent set forth in such notice.

SECTION 21. SURVIVABILITY. All representations, warranties, indemnities and covenants contained in this Master Lease and any Schedule shall continue in full force and effect and shall survive notwithstanding the full payment of all amounts due hereunder and thereunder or the termination of Lessee's right of possession and/or the taking of possession by Lessor of any Unit.

SECTION 22: CONSTRUCTION. This Master Lease and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with, the internal laws of the State of Illinois, including all matters of interpretation, construction, enforcement, validity and performance, regardless of the location of the Equipment. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced exclusively in any State or Federal court of competent jurisdiction in the State of Illinois and each party agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served, and shall confer personal jurisdiction, if served personally or by certified mail, return receipt requested to it at its address designated pursuant hereto, or as otherwise provided under the laws of the State of Illinois. THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY TO EXTENT SUCH RIGHT MAY BE WAIVED.

SECTION 23. BENEFIT TO PARTIES AND SUCCESSORS. This Master Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, representatives and (to the extent specified in any assignment) Lessor's Assignees.

SECTION 24. COUNTERPARTS, PERFECTION OF SECURITY INTERESTS. This Master Lease and each Schedule may be executed in two (2) counterparts marked Counterpart No. 1 and Counterpart No. 2, each counterpart constituting an original but all together one and the same instrument and contract. Counterpart No. 1 of the Master Lease and each Schedule shall be stamped "Original" and Counterpart No. 2 shall, prior to execution, be stamped "Duplicate". Only Counterpart No. 1 of each Scheduled stamped "Original", together with a photocopy of this Master Lease, shall constitute "chattel paper" under the Uniform Commercial Code and no security interest in any Lease may be created through the transfer of possession of any counterpart other than Counterpart No. 1 thereof.

The titles of the sections of this Lease are for convenience only and shall not define or limit any of the terms or provisions hereof.

SECTION 25. SEVERABILITY. Any provision of this Master Lease or any Lease prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective as to such jurisdiction to the extent of such prohibition, without invalidating the remaining provisions hereof or thereof, provided, however, that where the provisions of any such applicable law may be waived, they are hereby waived by Lessee and Lessor to the full extent permitted by law.

SECTION 26. ENTIRE AGREEMENT AND AMENDMENTS.

This Master Lease, and each Schedule into which this Master Lease is incorporated by reference, constitutes the entire agreement between Lessor and Lessee with respect to the Equipment and supersede any other oral or written agreement pertaining thereto. This Master Lease or any Lease may be amended or modified only by a writing signed by the parties hereto, or their respective successors and assignees.


IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed by their duly authorized representative as of the date accepted by Lessor.


Lessor:                                 Lessee:
RELATIONAL FUNDING CORPORATION          COSINE COMMUNICATIONS, INC.

By:                                     By: /s/ Curtis Dudnick
   ___________________________             ________________________

Title:                                  Title:       CFO
   ___________________________             ________________________

Accepted by Lessor as of:

Date:
     ____________




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